SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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North American Funds Variable Product Series I

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North American Funds Variable Product Series I

Q&A

Q. Why am I receiving this proxy?

A. This proxy has been mailed to you so that you may vote on several proposals concerning your investment in the North American Funds Variable Product Series I ("NAFV I"). Although you are not directly a shareholder of any Fund in NAFV I, as an owner of a variable annuity contract or variable life policy (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC") or by other insurance company separate accounts belonging to VALIC affiliates, you have the right to instruct VALIC how to vote Fund shares that are attributable to your Contract.

Q. What is being proposed?

A. There are eight proposals altogether, as shown in the overview below.

Quick Overview of Proposals

Proposal 1

To approve the new investment advisory agreement between the current investment adviser, The Variable Annuity Life Insurance Company ("VALIC"), and NAFV I with respect to each series of NAFV I.

Affected Funds: All

Reason for the Proposal

A new agreement is being proposed due to the acquisition of American General Corporation, VALIC's parent company, by the American International Group, Inc. ("AIG"). This is referred to in the Proxy Statement as the "Merger." The Merger was completed on August 29, 2001, and caused the old investment advisory agreement between VALIC and NAFV I to automatically expire due to the change in VALIC's ownership.

Proposal 2

To approve the new investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") as sub-adviser.

Affected Fund: North American-AG Nasdaq-100(r) Index Fund

Reason for Proposal

The Merger brings opportunities for integration and consolidation of affiliates. It has been determined that AGIM, the current sub-adviser for the North American-AG Nasdaq-100(r) Index Fund, will consolidate operations with those of another affiliate, AIG Global Investment Corp. ("AIGGIC"), to eliminate duplication and attempt to create economies of scale within the organization. This is addressed in Proposal 4. The purpose of Proposal 2 is to ensure that the Nasdaq-100(r) Index Fund is sub-advised during the time period from the date of the Shareholder Meeting, December 28, 2001, through the date the AIGGIC Sub-Advisory Agreement would take effect if approved by shareholders (January 1, 2002). Federal law requires that the Board of Directors and shareholders each approve the sub-advisory agreement because it is with an affiliated sub-adviser.

Proposal 3

To approve the new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo") as sub-adviser.

Affected Funds: North American-AG Growth & Income Fund, North American-Founders Large Cap Growth Fund and North American-AG 1 Money Market Fund

Reason for Proposal

The Merger could result in personnel and functions being moved from one affiliate (VALIC) to another affiliate (SAAMCo). SAAMCo is a wholly-owned subsidiary of SunAmerica Inc., which is a wholly-owned subsidiary of AIG. The North American-AG Growth & Income Fund and the North American-AG 1 Money Market Fund do not currently have sub-advisers; however, when the portfolio management personnel and functions flow to SAAMCo, a sub-advisory agreement will be necessary. Thus, you are being asked to approve an investment sub-advisory agreement for this affiliated company. We have also proposed that SAAMCo sub-advise the North American-Founders Large Cap Growth Fund (replacing Founders Asset Management LLC), due to SAAMCo's experience and expertise in the large cap area. VALIC does not expect any change in the nature or quality of services provided as a result of these new investment sub-advisory arrangements.

Proposal 4

To approve the new investment sub-advisory agreement between VALIC and AIGGIC as sub-adviser.

Affected Funds: North American-AG Asset Allocation Fund, North American-AG Capital Conservation Fund, North American-AG Government Securities Fund, North American-AG International Equities Fund, North American-AG International Government Bond Fund, North American-AG Mid Cap Index Fund, North American-AG Nasdaq-100(r) Index Fund, North American-AG Small Cap Index Fund, North American-AG Social Awareness Fund and North American-AG Stock Index Fund

Reason for Proposal

Because of the consolidation of affiliates, discussed above in the overview for Proposal 2, several of the VALIC and AGIM personnel and functions will be moved to another affiliate, AIGGIC, to eliminate duplication and attempt to create economies of scale within the organization. AIGGIC is owned by AIG Global Investment Group, Inc., which in turn is a wholly-owned subsidiary of AIG. VALIC does not expect any change in the nature or quality of services provided as a result of these new investment sub-advisory arrangements.

Proposal 5

To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

Affected Funds: All

Reason for Proposal

Many of the current fundamental investment restrictions are more restrictive than federal law. "Fundamental" in this context means that both the Board of Directors and the Fund shareholders must approve any changes to the restriction. VALIC has recommended to the Board that the investment restrictions of the Funds be changed to conform to, but not be more restrictive than, federal law. This would give each of the Funds more flexibility; however, these changes, if approved, are not expected to affect the way in which the Funds are managed or the securities or instruments in which the Funds invest.

Proposal 6

To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

Affected Funds: North American-AG Asset Allocation Fund, North American-AG Capital Conservation Fund, North American-AG Government Securities Fund, North American-AG Growth & Income Fund, North American-AG International Equities Fund, North American-AG International Government Bond Fund, North American-AG Mid Cap Index Fund, North American-AG 1 Money Market Fund, North American-T. Rowe Price Science & Technology Fund, North American-AG Small Cap Index Fund, North American-AG Social Awareness Fund and North American-AG Stock Index Fund.

Reason for Proposal

Under current federal law, shareholders must approve a sub-advisory agreement with an investment sub-adviser. VALIC and NAFV I have received an exemption from this law so that they can enter into new sub-advisory contracts, with Board approval, provided shareholders receive the details in an information statement. This exemption will only be utilized if a Fund's shareholders have authorized its use. The Board of Directors believes that VALIC would be able to minimize the costs and delay associated with holding future shareholder meetings if this Proposal is approved.

Proposal 7

To approve a new investment sub-advisory agreement between VALIC and T. Rowe Price Associates, Inc. as sub-adviser.

Affected Fund: North American-T. Rowe Price Science & Technology Fund

Reason for Proposal

The acquisition described in Proposal 1 caused not only the investment advisory agreements to expire, but also the sub-advisory agreements. Therefore, we are asking you to approve the investment sub-advisory agreement between VALIC and T. Rowe Price Associates, Inc. No changes have been proposed for these agreements, except for the effective date and the duration of the agreement.

Proposal 8

To elect the following as Directors: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen.

Affected Funds: All

Reason for the Proposal

It has been several years since Board members have been voted on by shareholders. Recently, new members have been added, expanding the Board's knowledge, background, and experience. Directors play an important role in governing NAFV I; thus, it is appropriate for you to vote on the complete slate of Directors at this time.

Q. Are there any other changes as a result of the Merger?

A. Yes, we are changing the Fund names as well. The name of the registered investment company is changing from North American Funds Variable Product Series I to VALIC Company I. Here is the list of the old and new names for the individual Funds:
Old Name	New Name
North American - AG Asset Allocation Fund	Asset Allocation Fund
North American - AG Capital Conservation Fund	Capital Conservation Fund
North American - AG Government Securities Fund	Government Securities Fund
North American - AG Growth & Income Fund	Growth & Income Fund
North American - AG International Equities Fund	International Equities Fund
North American - AG International Government Bond Fund	International Government Bond Fund
North American - AG MidCap Index Fund	Mid Cap Index Fund
North American - AG 1 Money Market Fund	Money Market I Fund
North American - AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
North American - AG Small Cap Index Fund	Small Cap Index Fund
North American - AG Social Awareness Fund	Social Awareness Fund
North American - AG Stock Index Fund	Stock Index Fund
North American Core Equity Fund	Core Equity Fund
North American - American Century Income & Growth Fund	Income & Growth Fund
North American - American Century International Growth Fund	International Growth I Fund
North American - Founders Large Cap Growth Fund	Large Cap Growth Fund
North American - Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
North American - Putnam Opportunities Fund	Opportunities Fund
North American - T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
North American - T. Rowe Price Health Sciences Fund	Health Sciences Fund
North American - T. Rowe Price Science & Technology Fund	Science & Technology Fund

Q. Are there any changes to current sub-advisers?

A. Yes. We are adding two new affiliated sub-advisers, as discussed above, along with WM Advisors, Inc. (Washington Mutual), which will sub-advise a portion of the Core Equity Fund. We will continue to offer Funds sub-advised by American Century Investment Management, Inc., Founders Asset Management LLC, Putnam Investment Management, LLC, T. Rowe Price Associates, Inc., and Wellington Asset Management.

Q. How should I vote my shares?

A. First you should read the proxy statement. Please call 1-800-448-2542 if you have any questions. Then you may cast your vote. The Board of Directors recommends that you vote FOR each of the proposals.

Q. How do I cast my vote?

A. You may cast your vote using one of the following methods:

    Through the Internet at www.proxyweb.com;

    By touch-tone telephone: call [____________];

    By mail: postage-paid envelope enclosed; or

    In person: Friday, December 28, 2001

No matter how large or small your holdings, your vote counts, since VALIC will vote Fund shares in the same proportions as the instructions it receives from you, the Contract owners. Please cast your vote on these important proposals as soon as possible. Please refer to the proxy card for instructions on how to vote by mail, by telephone or through the internet. If you vote by telephone or through the internet, you do not need to mail the proxy card.

To Our Deferred Compensation Contract Owners:

As the contract owner of your deferred compensation plan, you have the option to 1) give voting instructions, or 2) direct us to follow individual participants' instructions for voting. If you opt to give voting instructions, instructions received from participants will be disregarded. You have been provided with two proxy cards to indicate your choice.

Should you opt to give voting instructions, please complete the Voting Instruction Card. We request that you clearly mark your vote for each proposal on the Voting Instruction Card. Alternatively, if you opt to follow the individual participants' voting instructions, you should complete the Group Authorization Card, which will allow us to follow the voting instructions of the individual participants.

Please return the completed card in the enclosed postage paid envelope as soon as possible so we may be certain your vote is counted as part of this process.

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to Be Held on December 28, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the North American Funds Variable Product Series I ("NAFV I") will be held in Meeting Room 1, at the Plaza Level of The Woodson Tower Building, 2919 Allen Parkway, Houston, Texas, at 10:00 a.m. on Friday, December 28, 2001, for the following purposes:

  All Funds: To approve the investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and NAFV I with respect to each series of NAFV I;

  North American-AG Nasdaq-100(r) Index Fund ("Nasdaq-100(r) Index Fund"): To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser;

  North American-AG Growth & Income Fund ("Growth & Income"), North American-Founders Large Cap Growth Fund and North American-AG 1 Money Market Fund ("Money Market"): To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser;

  North American-AG Asset Allocation Fund ("Asset Allocation"), North American-AG Capital Conservation Fund ("Capital Conservation"), North American-AG Government Securities Fund ("Government Securities"), North American-AG International Equities Fund ("International Equities"), North American-AG International Government Bond Fund ("International Government Bond"), North American-AG MidCap Index Fund ("MidCap Index"), Nasdaq-100(r) Index Fund, North American-AG Small Cap Index Fund ("Small Cap Index"), North American-AG Social Awareness Fund ("Social Awareness"), and North American-AG Stock Index Fund ("Stock Index"): To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser;

  All Funds: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental;

  Asset Allocation, Capital Conservation, Government Securities, Growth & Income, International Equities, International Government Bond, MidCap Index, Money Market, North American-T. Rowe Price Science & Technology Fund ("Science & Technology"), Small Cap Index, Social Awareness Fund, and Stock Index: To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval;

  Science & Technology: To approve the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. as sub-adviser;

  All Funds: To elect the following as Directors: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen; and

  To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on October 22, 2001, are entitled to vote at this meeting and any adjournment thereof. You are urged to exercise your right to give voting instructions for the meeting. You may vote through the Internet, by touch-tone telephone, by mail, or in person. Please give your voting instructions promptly.

By Order of the Board of Directors,

Nori L. Gabert, Esq., Vice President and Secretary

NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

2929 Allen Parkway

Houston, Texas 77019

PROXY STATEMENT

[November 5], 2001

This statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of North American Funds Variable Product Series I ("NAFV I") to be used at the Special Meeting of Shareholders. NAFV I is an open-end management investment company incorporated in Maryland on December 7, 1984. NAFV I is authorized to issue shares of common stock. Issued shares are fully paid and non-assessable and have no preemptive or conversion rights. Shareholder voting rights are not cumulative. NAFV I has 21 separate series, or "Funds." Fund names will be changing as of January 1, 2002. For your convenience, both the old and new names are shown below. New names will be used for the remainder of this proxy statement.
Old Name	New Name
North American - AG Asset Allocation Fund	Asset Allocation Fund
North American - AG Capital Conservation Fund	Capital Conservation Fund
North American - AG Government Securities Fund	Government Securities Fund
North American - AG Growth & Income Fund	Growth & Income Fund
North American - AG International Equities Fund	International Equities Fund
North American - AG International Government Bond Fund	International Government Bond Fund
North American - AG MidCap Index Fund	Mid Cap Index Fund
North American - AG 1 Money Market Fund	Money Market I Fund
North American - AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
North American - AG Small Cap Index Fund	Small Cap Index Fund
North American - AG Social Awareness Fund	Social Awareness Fund
North American - AG Stock Index Fund	Stock Index Fund
North American Core Equity Fund	Core Equity Fund
North American - American Century Income & Growth Fund	Income & Growth Fund
North American - American Century International Growth Fund	International Growth I Fund
North American - Founders Large Cap Growth Fund	Large Cap Growth Fund
North American - Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
North American - Putnam Opportunities Fund	Opportunities Fund
North American - T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
North American - T. Rowe Price Health Sciences Fund	Health Sciences Fund
North American - T. Rowe Price Science & Technology Fund	Science & Technology Fund

Although you are not directly a shareholder of any Fund in NAFV I, as an owner of a variable annuity contract or variable life policy (a "Contract") issued by Separate Account A of The Variable Annuity Life Insurance Company ("VALIC") or by other insurance company separate accounts belonging to VALIC affiliates, you have the right to instruct VALIC how to vote Fund shares that are attributable to your Contract. VALIC will vote Fund shares in accordance with instructions received from Contract owners. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which have been received from other Contract owners.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders, Contract owners and participants is [November 5], 2001.

We are asking you to consider and vote on several proposals. Some of the proposals only affect certain Funds, as shown in the table below.
Proposals	Affected Funds
1. To approve the investment advisory agreement between VALIC and NAFV I with respect to each series of NAFV I.	All Funds
2. To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser.	Nasdaq-100(r) Index Fund
3. To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser.	Growth & Income Fund, Large Cap Growth Fund and Money Market I Fund
4. To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser.

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(r) Index Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund

5. To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

All Funds
6. To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund

7. To approve the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. as sub-adviser.	Science & Technology Fund

8. To elect the following as Directors: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen.

All Funds

PROPOSALS

Proposal 1

All Funds:

To approve the Investment Advisory Agreement between

VALIC and NAFV I with respect to each series of NAFV I.

Proposal 2

Nasdaq-100(r) Index Fund:

To approve the Investment Sub-Advisory Agreement between

VALIC and American General Investment Management, L.P. ("AGIM") as sub-adviser.

Proposal 3

Growth & Income Fund, Large Cap Growth Fund and Money Market I Fund:

To approve the Investment Sub-Advisory Agreement between

VALIC and SunAmerica Asset Management Corp. ("SAAMCo") as sub-adviser.

Proposal 4

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(r) Index Fund, Small Cap Index Fund, Social Awareness Fund, and Stock Index Fund:

To approve the Investment Sub-Advisory Agreement between

VALIC and AIG Global Investment Corp. ("AIGGIC") as sub-adviser.

These four Proposals are related as a result of the acquisition of American General Corporation ("American General") by American International Group, Inc. ("AIG"), on August 29, 2001 (the "Merger"). American General shareholders received 0.5790 of a share of AIG common stock in exchange for each share of American General common stock. American General, VALIC, AGIM, SAAMCo and AIGGIC are affiliated companies as a result of the Merger. For more information about AIG, VALIC, AGIM, SAAMCo and AIGGIC, please see the "Information About . . ." sections below.

The Advisory and Sub-Advisory Agreements

VALIC is an investment adviser registered with the Securities and Exchange Commission ("SEC"). It is engaged in the business of rendering investment advisory and management services to various investment companies. NAFV I previously contracted with VALIC (the "Previous Advisory Agreement") to furnish these services to each of the Funds and is paid an annual management fee, based on each of the Fund's average daily net assets. Accordingly, VALIC provides ongoing management supervision, policy direction, and legal services to the Funds. Legal services include the preparation of registration statements, prospectuses, reports to shareholders, proxy solicitation materials, fund compliance services and recordkeeping. The Board (including all of the directors who are not "interested persons" of the investment company (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) most recently unanimously approved the continuance of the Previous Advisory Agreement on July 17, 2001 for the earlier of a one year period or through the Merger date. Please see Appendix 1 for a list of when the shareholders of each Fund most recently approved the Previous Advisory Agreement.

As investment adviser to NAFV I, VALIC has overall responsibility for the general management and day-to-day operations of the Funds, but may employ one or more investment sub-advisers to make the investment decisions for a Fund. VALIC previously contracted with AGIM, an affiliate, to manage the Nasdaq-100(r) Index Fund (the "Previous Sub-Advisory Agreement"). The Board, including the Independent Directors, most recently unanimously approved the continuance of the Previous Sub-Advisory Agreement on July 17, 2001 for the earlier of a one year period or through the Merger date.

The consummation of the Merger constituted an assignment of the Previous Investment Advisory and Previous Sub-Advisory Agreements, under the 1940 Act. Thus, the Previous Advisory Agreement and Previous Sub-Advisory Agreement automatically terminated as of the Merger.

Affiliation with AIG's Asset Management Operations

As a result of the Merger, VALIC and AGIM have become associated with AIG's asset management operations, which offer a wide variety of investment vehicles and services, including variable annuities, mutual funds, and investment asset management. Such products and services are offered to individuals and institutions both domestically and internationally. AIG's three principal asset management operations are SAAMCo's asset management operations, AIG Global Investment Group, Inc. ("Global Investment") and its subsidiaries and AIG Capital Partners, Inc. ("Cap Partners"). SAAMCo develops and sells mutual funds and variable annuities and other investment products and provides financial services. Global Investment manages third-party institutional, retail and private equity fund assets on a global basis and provides custodial services. Cap Partners organizes and manages the invested assets of institutional investment funds and may also invest in such funds. Each of these subsidiary operations receives fees for investment products and services provided.

This association also brings opportunities for integration and consolidation of affiliates. AGIM will consolidate operations with those of another affiliate, AIGGIC, to eliminate duplication and attempt to create economies of scale within the organization. Thus, VALIC recommended that the Board approve the appointment of affiliated companies, AIGGIC and SAAMCo, as sub-advisers for the Funds listed above in Proposal 3 and 4. Both Board approval and shareholder approval are generally required whenever an investment company seeks to appoint an affiliate of the adviser as a sub-adviser.

The Interim and New Investment Advisory and Sub-Advisory Agreements

Board Considerations

At a meeting of the Board held on July 16-17, 2001, the Board, including Independent Directors, unanimously approved an interim advisory agreement (the "Interim Advisory Agreement") between NAFV I, on behalf of each Fund, and VALIC, which became effective as of the Merger. The Board also approved an interim sub-advisory agreement between VALIC and AGIM for the Nasdaq-100(r) Index Fund (the "Interim Sub-Advisory Agreement"). The terms of the Interim Sub-Advisory Agreement are the same as those of the Previous Sub-Advisory Agreement, except for the effective date and term. The Interim Advisory Agreement and Interim Sub-Advisory Agreement (collectively, the "Interim Agreements") were each approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Funds of investment advisory services during the period between the Merger and the Meeting. This Rule, under certain circumstances, allows interim advisory and sub-advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the Interim Agreements. The Interim Agreements require all fees earned to be escrowed pending shareholder approval of the new investment advisory agreement between NAFV I and VALIC (the "New Advisory Agreement"). If a New Advisory Agreement is not approved, VALIC and AGIM will be entitled to receive from escrow the lesser of any costs incurred in performing their duties in the Interim Agreements (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Agreements will terminate on the earlier of the effective date of the New Advisory or Sub-Advisory Agreements or 150 days after the Merger.

Pursuant to the terms of the Interim Advisory Agreement, VALIC is responsible for the management of the investment portfolio of each Fund. The provisions of the Interim Advisory Agreement are the same as those of the Previous Advisory Agreement, except that the provision concerning administrative services was deleted from the Interim Advisory Agreement and moved to be part of a separate Administrative Services Agreement, and with respect to the effective date, the term, and the escrow conditions relating to VALIC's fees, as described above. Under the 1940 Act, VALIC may continue to serve as the investment adviser for a Fund beyond an interim period of 150 days only if shareholders approve a New Advisory Agreement with VALIC. Consequently, the Board, including all Independent Directors, unanimously approved, and recommended shareholder approval of, the New Advisory Agreement. The New Advisory Agreement, if approved by shareholders, would take effect immediately upon such approval. The terms of the New Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement, except for the effective date and the termination date, and the fee for the Large Cap Growth Fund, which is 0.05% lower in the New Advisory Agreement.

In connection with its approval of the New Advisory Agreement, the Board considered that the Merger did not involve any changes in the overall form of the advisory contract or any of the Funds' objectives or policies, and observed that the fees remained the same except for a fee reduction for one Fund. As part of their deliberations, the Board took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by VALIC; the amount and structure of investment advisers' fees generally and the fees payable under the New Advisory Agreement; the financial strength of AIG; the management, personnel and operations of AIG; the commitment of AIG to the financial services industry; and the terms of the Merger.

The Board also considered that the terms of the New Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement, and that the New Advisory Agreement is essentially a continuation of the Previous Advisory Agreement, except as discussed above. The Board, including all of the Independent Directors, determined that the terms of the New Advisory Agreement are fair and reasonable and that the approval of the New Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of each Fund and its shareholders, to ensure the continued receipt of the same quality of services as is currently provided.

The Board then considered a new investment sub-advisory agreement for AGIM (the "New AGIM Sub-Advisory Agreement"), for the Nasdaq-100(r) Index Fund to cover the period from December 28 through December 31, 2001. The Board reviewed information regarding the AGIM investment processes and the sub-advisory fees for the Nasdaq-100(r) Index Fund in connection with the New AGIM Sub-Advisory Agreement. Subsequently, the Board, including all Independent Directors, unanimously approved, and recommended shareholder approval of, the New AGIM Sub-Advisory Agreement. If approved by shareholders, the New AGIM Sub-Advisory Agreement would take effect immediately upon such approval. The terms of the New AGIM Sub-Advisory Agreement are the same in all material respects as those of the Interim Advisory Agreement, except for the effective date and termination date.

In connection with its approval of the New AGIM Sub-Advisory Agreement, the Board considered the following, among other factors: that any internal reorganization of AGIM would not result in a change in the personnel responsible for providing services to the Nasdaq-100(r) Index Fund; the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by AGIM; and the amount and structure of the fees payable under the New AGIM Sub-Advisory Agreement.

The Board, including all of the Independent Directors, also considered the terms of the New AGIM Sub-Advisory Agreement, and determined that the terms of the New AGIM Sub-Advisory Agreement are fair and reasonable and that the approval of the New AGIM Sub-Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of the Nasdaq-100(r) Index Fund and its shareholders, to ensure the continued receipt of the same quality of services as is currently provided.

The Board reviewed the recommendation from VALIC that SAAMCo be appointed as the sub-adviser for the Growth & Income Fund, Large Cap Growth Fund, and the Money Market I Fund. The Board reviewed the Growth & Income Fund and the Large Cap Growth Fund at the July 16-17, 2001 meeting, and reviewed the Money Market I Fund at the October 22-23, 2001 meeting. At both meetings, the Board considered a new investment sub-advisory agreement for SAAMCo (the "SAAMCo Sub-Advisory Agreement"). The terms of the SAAMCo Sub-Advisory Agreement were based on the Previous Sub-Advisory Agreement (between VALIC and AGIM), though with different entities and fees. The Board reviewed information regarding the investment processes of SAAMCo and considered the historical performance it achieved in connection with similar funds. In connection with its approval of the SAAMCo Sub-Advisory Agreement, the Board considered, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by SAAMCo; the amount and structure of investment sub-advisory fees generally and the sub-advisory fees payable under the SAAMCo Sub-Advisory Agreement; and the investment management experience of the personnel who would be managing the affected Funds.

Considering the terms of the SAAMCo Sub-Advisory Agreement, the Board, including all of the Independent Directors, determined that the terms of the SAAMCo Sub-Advisory Agreement are fair and reasonable and that the approval of the SAAMCo Sub-Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of each affected Fund and its shareholders.

At the meeting on October 22 and 23, 2001, the Board also considered a proposed investment sub-advisory agreement with AIGGIC (the "AIGGIC Sub-Advisory Agreement"). The Board considered the VALIC recommendation that AIGGIC be appointed as the sub-adviser for the Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(r) Index Fund, Small Cap Index Fund, Social Awareness Fund, and the Stock Index Fund. Previously, these Funds did not have a sub-adviser, except for the Nasdaq-100(r) Index Fund, which was sub-advised by AGIM. VALIC recommended that additional Funds be sub-advised by AIGGIC because internal reorganizations due to the Merger could result in personnel being moved from one affiliated company to another affiliated company; however, there would be no change in the nature or quality of services provided. The Board reviewed information regarding the AIGGIC investment processes and the sub-advisory fees for each affected Fund in connection with the AIGGIC Sub-Advisory Agreement. Subsequently, the Board, including all Independent Directors, unanimously approved, and recommended shareholder approval of, the AIGGIC Sub-Advisory Agreement. If approved by shareholders, the AIGGIC Sub-Advisory Agreement would take effect on or about January 1, 2002. The terms of the AIGGIC Sub-Advisory Agreement are substantially similar to those of the Interim Sub-Advisory Agreement, except for the effective date and term and the addition of Funds as discussed above. The AIGGIC Sub-Advisory Agreement fees for the affected Funds are shown below in the "Information About AIGGIC" section.

In connection with its approval of the AIGGIC Sub-Advisory Agreement, the Board considered the following, among other factors: that any internal reorganizations could result in personnel being moved from one affiliated company to another affiliated company; the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by AIGGIC; the amount and structure of the fees payable under the AIGGIC Sub-Advisory Agreement; and the investment management experience of the personnel who would be managing the affected Funds.

The Board, including all of the Independent Directors, also considered the terms of the AIGGIC Sub-Advisory Agreement, and determined that the terms of the AIGGIC Sub-Advisory Agreement are fair and reasonable and that the approval of the AIGGIC Sub-Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of each affected Fund and its shareholders.

A description of the New Advisory Agreement, the New AGIM Sub-Advisory Agreement, the AIGGIC Sub-Advisory Agreement and the SAAMCo Sub-Advisory Agreement (collectively, the "New Agreements") and the services to be provided by each entity is set forth below. If you would like a copy of any of the New Agreements, please write to Nori L. Gabert, Esq., A36-02, American General, 2929 Allen Parkway, Houston, Texas 77019.

Section 15(f) of the 1940 Act - Board Considerations

Section 15(f) of the 1940 Act provides that an investment adviser (such as VALIC) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company are not interested persons of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), AIG advised the Board that for a period of three years after the Merger, it will not take or recommend any action that would cause more than 25% of NAFV I Directors to be interested persons of VALIC.

With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. AIG advised the Board that it will not take or recommend any action that would constitute an unfair burden on NAFV I within the meaning of Section 15(f).

Description of the New Advisory Agreement

Under the New Advisory Agreement, VALIC will provide an investment program for each Fund and will be responsible for the investment and reinvestment of each Fund's assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities. Under the New Advisory Agreement, VALIC, at its own expense, will perform research, statistical analysis and continuous supervision of each Fund's investment portfolio and furnish office space, equipment and personnel for managing the day-to-day operations. Under the New Advisory Agreement, VALIC will use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with portfolio transactions. VALIC will remit promptly to a Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with a Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.

In accordance with the New Advisory Agreement, VALIC will bear the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC.

As compensation for VALIC's services under the New Advisory Agreement, NAFV I will pay VALIC amounts as shown in the chart below. All fees are the same as in the Previous Advisory Agreement, except for the Large Cap Growth Fund, which has been reduced by 0.05%.
Fund Name	Annual Advisory Fee Paid (as a percentage of average daily net assets)	Advisory Fee Paid for Fiscal Year ended May 31, 2001
Asset Allocation Fund	0.50%	$ 1,121,125
Blue Chip Growth Fund	0.80%	38,263
Capital Conservation Fund	0.50%	262,895
Government Securities Fund	0.50%	547,091
Core Equity Fund	0.80%	8,220,974
Growth & Income Fund	0.75%	2,232,908
Health Sciences Fund	1.00%	63,797
Income & Growth Fund	0.77%	938,779
International Equities Fund	0.35% on the first $500 million 0.25% on assets over $500 million	493,297
International Government Bond Fund	0.50%	559,732
International Growth I Fund	1.00%	2,800,107
Large Cap Growth Fund	0.95% (effective 1/1/2002)	3,252,656
Mid Cap Index Fund	0.35% on the first $500 million 0.25% on assets over $500 million	2,982,039
Money Market I Fund	0.50%	2,713,690
Nasdaq-100(r) Index Fund	0.40%	32,370
Putnam Opportunities Fund	0.95%	26,116
Science & Technology Fund	0.90%	26,813,049
Small Cap Fund	0.90%	3,050,218
Small Cap Index Fund	0.35% on the first $500 million 0.25% on assets over $500 million	806,532
Social Awareness Fund	0.50%	2,722,149
Stock Index Fund	0.35% on the first $500 million 0.25% on assets over $500 million	13,473,997

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):
Fund	Maximum Fund Expense
Core Equity Fund	0.85%
Growth & Income Fund	0.85%
Income & Growth Fund *	0.83%
International Growth Fund *	1.06%
Large Cap Growth Fund *	1.06%
Money Market Fund	0.60%
Science & Technology Fund	1.00%
Small Cap Fund	0.95%

The New Advisory Agreement provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the New Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the New Advisory Agreement terminates automatically unless its continuance after an initial two-year term is approved annually by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Funds, and (ii) the Independent Directors. The New Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days' written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

Description of the New AGIM Sub-Advisory Agreement

Under the New AGIM Sub-Advisory Agreement, AGIM will provide an investment program for the Nasdaq-100(r) Fund and will be responsible for the investment and reinvestment of the Fund's assets for the period from the shareholder meeting (December 28) through the date the New AIGGIC Sub-Advisory Agreement would become effective (if approved by shareholders) at the close of business on December 31, 2001. AGIM has broad latitude in selecting securities for the Fund, subject to VALIC's oversight. AGIM may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. AGIM shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the New AGIM Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the AGIM's obligations or duties. The New AGIM Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The New AGIM Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

As compensation for AGIM's services under the New AGIM Sub-Advisory Agreement, VALIC will pay AGIM amounts as shown in the chart below.
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Nasdaq-100(r) Index	0.15%

Description of the SAAMCo Sub-Advisory Agreement

Under the SAAMCo Sub-Advisory Agreement, SAAMCo will provide an investment program for Growth & Income Fund, Large Cap Growth Fund, and the Money Market I Fund, and will be responsible for the investment and reinvestment of each Fund's assets. SAAMCo will have broad latitude in selecting securities for the Funds, subject to VALIC's oversight. SAAMCo may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. SAAMCo shall not be subject to liability to VALIC, the Funds it advises, or to any shareholder of the Funds for any act or omission in rendering services under the SAAMCo Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the SAAMCo's obligations or duties. The SAAMCo Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of an advised Fund, and (ii) the Independent Directors. The SAAMCo Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of an advised Fund, upon 30 to 60 days' written notice.

VALIC will pay SAAMCo amounts as shown in the chart below as compensation for SAAMCo's services under the SAAMCo Sub-Advisory Agreement:
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Growth & Income Fund	0.25%
Large Cap Growth Fund	0.35%
Money Market I Fund	0.12%

Description of the AIGGIC Sub-Advisory Agreement

Under the AIGGIC Sub-Advisory Agreement, AIGGIC will provide an investment program for each Fund listed above in Proposal 4, and will be responsible for the investment and reinvestment of each Fund's assets. AIGGIC has broad latitude in selecting securities for the Funds, subject to VALIC's oversight. AIGGIC may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying any Fund expenses, in setting the amount of commissions paid to a broker. AIGGIC shall not be subject to liability to VALIC, the Funds, or to any shareholder of the Funds for any act or omission in rendering services under the AIGGIC Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the AIGGIC's obligations or duties. The AIGGIC Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The AIGGIC Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Funds, upon 30 to 60 days' written notice.

As compensation for AIGGIC's services under the AIGGIC Sub-Advisory Agreement, VALIC will pay AIGGIC amounts as shown in the chart below.
Fund Name	Annual Sub-Advisory Fee Paid (as a percentage of average daily net assets)
Asset Allocation Fund	0.25%
Capital Conservation Fund	0.25% on first $200 million 0.20% on next $300 million 0.15% on assets over $500 million
Government Securities Fund	0.25% on first $200 million 0.20% on next $300 million 0.15% on assets over $500 million
International Equities Fund	0.10%
International Government Bond Fund	0.25% on first $200 million 0.20% on next $300 million 0.15% on assets over $500 million
Mid Cap Index Fund	0.03% on first $150 million 0.02% on assets over $150 million
Nasdaq-100(r) Index	0.15%
Small Cap Index Fund	0.03% on first $150 million 0.02% on assets over $150 million
Social Awareness Fund	0.25%
Stock Index Fund	0.02% on first $2 billion 0.01% on assets over $2 billion

Required Vote

Approval of each of the New Agreements requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. However, the approval for New Agreements for any Fund is not dependent on the approval of the New Agreements for any other Fund. If shareholders of a Fund do not approve the New Agreements for that Fund, the Board will consider what actions to take to assure the receipt of advisory services.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of each New Agreement.

Information about AIG

AIG, a Delaware corporation, is a publicly-traded holding company, which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance. One or more of these companies is licensed to write substantially all of these lines in all states of the United States and in approximately 70 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products. One or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. AIG's financial services subsidiaries engage in diversified financial products and services including aircraft, consumer and premium financing, and banking services. AIG's asset management operations offer a wide variety of investment vehicles and services, including variable annuities, mutual funds, and investment asset management. The principal executive offices of AIG are located at 70 Pine Street, New York, New York 10270.

Information about VALIC

VALIC is a stock life insurance company and is a wholly-owned subsidiary of American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General. The Variable Annuity Marketing Company ("VAMCO") serves as the principal underwriter to NAFV I. VALIC, VAMCO, AGC Life Insurance Company, American General Life Insurance Company and American General are located at 2929 Allen Parkway, Houston, Texas 77019. As a result of the Merger, American General became a wholly-owned subsidiary of AIG.

The following chart lists the principal executive officer and directors of VALIC, and their principal occupations, if different from their positions with VALIC. The business address of each officer is 2929 Allen Parkway, Houston, Texas 77019.
Name	Position with VALIC	Principal Occupation

John A. Graf	Director/Chairman, Chief Executive Officer	Vice Chairman, SunAmerica Inc.

Bruce R. Abrams	Director	President, American General Annuity Insurance Company

M. Kathleen Adamson	Director and Executive Vice President, Operations Administration	Executive Vice President, Operations Administration, American General Annuity Insurance Company

Michael J. Akers	Director, Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary, American General Annuity Insurance Company

Rebecca G. Campbell	Director and Senior Vice President, Human Resources	Senior Vice President, Human Resources, American General Annuity Insurance Company

Mary L. Cavanaugh	Director, Executive Vice President, General Counsel and Secretary	Deputy General Counsel and Assistant Secretary, American General

Robert P. Condon	Director and President	President, VALIC

VALIC is the investment adviser for NAFV I and another registered investment company, North American Funds Variable Product Series II ("NAFV II"). Some of the NAFV II Funds have investment objectives that are similar to Funds in NAFV I. The name of each such Fund, together with information concerning the Fund's assets, and the annual fees paid (as a percentage of average net assets) to VALIC for its services, are set forth below.
Fund Name	Assets as of August 31, 2001	Fees Paid
North American - AG 2 Money Market Fund	$ 51,430,421	0.25%
North American - AG Socially Responsible Fund	11,614,927	0.25%
North American - Goldman Sachs Large Cap Growth Fund	30,412,214	0.55%
North American International Growth Fund	27,678,725	0.90% first $100 million 0.80% over $100 million

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses for the above NAFV II Funds. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses (expressed as a percentage of average annual net assets) shall be limited through August 31, 2001 (through August 31, 2002 for those marked with an asterisk):
Fund	Maximum Fund Expense
North American - AG 2 Money Market Fund	0.56%
North American - AG Socially Responsible Fund	0.56%
North American - Goldman Sachs Large Cap Growth Fund	0.85%
North American International Growth Fund *	1.01%

Service Agreements with Affiliates

NAFV I has service agreements with VALIC and SAAMCo to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements.

Pursuant to the Administrative Services Agreement, NAFV I pays SAAMCo an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. Prior to October 1, 2001, the fee was paid to VALIC. The Amended and Restated Transfer Agent Agreement states that all transfer agent services will be provided to NAFV I at cost.

For the fiscal year ended May 31, 2001, the Funds paid VALIC the following accounting and administrative services fees and transfer agent fees.
Fund Name	FY 2001	Fund Name	FY 2001
Asset Allocation Fund	$ 75,803	Large Cap Growth Fund	$ 121,250
Blue Chip Growth Fund	$ 1,947	Mid Cap Index Fund	$ 339,651
Capital Conservation Fund	$ 18,041	Money Market I Fund	$ 186,313
Core Equity Fund	$ 346,065	Nasdaq-100® Index Fund	$ 3,155
Government Securities Fund	$ 37,632	Opportunities Fund	$ 989
Growth & Income Fund	$ 100,287	Small Cap Fund	$ 128,137
Health Sciences Fund	$ 2,701	Science & Technology Fund	$ 985,072
Income & Growth Fund	$ 46,241	Small Cap Index Fund	$ 78,553
International Equities Fund	$ 43,046	Social Awareness Fund	$ 183,488
International Government Bond Fund	$ 34,250	Stock Index Fund	$ 1,755,260
International Growth Fund	$ 104,334

Information about AGIM

AGIM, located at 2929 Allen Parkway, Houston Texas 77019, was organized as a Delaware limited partnership in 1998. It is jointly owned by American General Investment Holding Corporation ("AGIHC") and American General Investment Management Corporation ("AGIMC"). AGIHC holds a 99% limited partnership interest and AGIMC owns a 1% general partnership interest. AGIM was formed as a successor to the investment management division of American General, and is now an indirect wholly-owned subsidiary of AIG. In addition to sub-advising mutual funds, AGIM provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. As of June 30, 2001, AGIM had $69 billion in assets under management.

The following chart lists the principal executive officer and directors of AGIMC and their principal occupations. The business address of each person, other than Mr. Guterman, is 2929 Allen Parkway, Houston Texas 77019. Mr. Guterman's business address is 390 Park Avenue, New York, New York 10022.
Name	Position with AGIM and Principal Occupation
Richard W. Scott

President and Chief Executive Officer and Director, Senior Managing Director and head of U.S. Fixed Income for AIG Global Investment Corp.; formerly Vice Chairman, Investment Management for American General.

Steven Guterman	Executive Vice President
Gordon Massie	Executive Vice President
Julia S. Tucker	Executive Vice President and Director

Information about SAAMCo

SAAMCo was organized as a Delaware corporation in 1982 and is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAAMCo is a wholly-owned subsidiary of SunAmerica Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022, which in turn is a wholly-owned subsidiary of AIG. As of June 30, 2001, SAAMCo managed, advised and/or administered more than $28.5 billion of assets. SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Strategic Investment Series, Inc., and SunAmerica Senior Floating Rate Fund, Inc.

The following chart lists the principal executive officer and directors of SAAMCo and their principal occupations, if different from their positions with SAAMCo. The business address of each person, other than Mr. Wintrob and Ms. Nixon, is The SunAmerica Center, 733 Third Avenue, New York, New York 10017- 3204. The business address of Mr. Wintrob and Ms. Nixon is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022.
Name	Position with SAAMCo and Principal Occupation
Peter A. Harbeck	President, Chief Executive Officer and Director
Jay S. Wintrob	Director; President, COO and Director, SunAmerica, Inc.; Executive Vice Director, Anchor National Insurance Company and SunAmerica, Inc.
J. Steven Neamtz	Executive Vice President
Peter C. Sutton	Senior Vice President, Treasurer-Mutual & Variable Annuity Funds
Robert M. Zakem	Senior Vice President, General Counsel and Assistant Secretary
Debbie Potash-Turner	Senior Vice President and Chief Financial Officer
Christine A. Nixon	Secretary

SAAMCo is the investment adviser for other mutual funds as shown below. Some have investment objectives that are similar to the Funds proposed for SAAMCo to sub-advise for NAFV I. The name of each such Fund, together with information concerning the Fund's assets, the annual fees paid and the waiver or reimbursement percentage (as a percentage of average net assets) to SAAMCo for its services, are set forth below.
Fund Name	Assets as of August 31, 2001	Fees Paid	Reimbursement
SunAmerica Equity Fund, Inc. Growth & Income Fund	$ 235,697,328	0.75%	5.20% (Class Z only)
SunAmerica Equity Fund, Inc. Blue Chip Growth Fund	143,401,344	0.75%	0.04% (Class II only)
SunAmerica Series Trust Blue Chip	22,844,270	0.75%	0.29%
SunAmerica Money Market Funds, Inc. SunAmerica Money Market Fund	1,048,381,516	0.47%	0.10% (Class II only)
Seasons Cash Management	27,599,407	0.55%	0.12%

Information about AIGGIC

AIGGIC was organized as a New Jersey corporation in ____ and is located at 175 Water Street, New York, New York 10038. AIGGIC is a wholly-owned subsidiary of AIG Global Investment Group, Inc., located at ______________________________________, which in turn is a wholly-owned subsidiary of AIG. As of August 31, 2001, AIGGIC managed, advised and/or administered more than $58.6 billion of assets. AIGGIC serves as adviser, manager and/or administrator for ____________________________________________________.

The following chart lists the principal executive officers and directors of AIGGIC and their principal occupations, if different from their positions with AIGGIC. The business address of each person is 175 Water Street, New York, New York 10038.
Name	Position with AIGGIC and Principal Occupation
Win Neuger	Director, Chairman and Chief Executive Officer
Jeffrey Wilkie	Chief Financial Officer
Hans Danielsson	Senior Managing Director
Larry Mellinger	Senior Managing Director
Jerome Muldowney	Senior Managing Director
James A. Ramsay	Senior Managing Director
Arthur Djang	Managing Director
Eugene P. Ferguson	Managing Director
Paul G. Gately	Managing Director
Edward E. Matthews	Director
Ernest T. Patrikis	Director

Brokerage Selection Practices - VALIC, AGIM, SAAMCo and AIGGIC

VALIC and its affiliates, AGIM, SAAMCo, and AIGGIC, have provided information about each firm's brokerage selection practices, including soft dollars, directed brokerage, and transactions with affiliated brokers. These are important practices to evaluate when deciding to hire or continue a contract with an adviser, and are subject to extensive regulation under the federal securities laws. VALIC reviews these practices and will also evaluate any conflicts of interest inherent in the adviser's policies and practices. Soft dollars: The term "soft dollars" is often used to describe that part of the basic trade commission which exceeds the lowest rate available from other broker-dealers and which is used by the adviser to obtain research and other services from broker-dealers. Soft dollars have not been used to offset expenses of any of the Funds. Directed brokerage: A directed brokerage agreement is another form of a soft dollar arrangement, and includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. The Board has determined that a directed brokerage arrangement with State Street Brokerage, Lynch Jones and Ryan, and/or any other comparable broker-dealer is in the best interest of each Fund and its shareholders and therefore has conveyed the information to sub-advisers. A Fund may participate in directed brokerage arrangements consistent with the requirements of best execution, subject to a limit of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. Any such transactions will be disclosed in the registration statement for the Funds. Transactions with affiliated brokers: VALIC and its affiliates do not typically participate in transactions with affiliated brokers. There is no affiliation between VALIC or any person affiliated with VALIC, NAFV I or the Funds and any broker-dealer that may execute a transaction for the Funds.

Proposal 5

All Funds:

To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and

(b) to standardize the language of those restrictions that are still required to be fundamental.

Discussion

Each Fund invests its assets in accordance with its investment objective, strategies, and investment restrictions. Investment restrictions are designated as fundamental or nonfundamental. Anything designated as fundamental, such as the fundamental investment restrictions, can only be changed with approval from the Board and Fund shareholders. By contrast, anything designated as nonfundamental may be changed upon Board approval. Each Fund's investment objective and strategies and the nonfundamental investment restrictions have been designated as nonfundamental policies and therefore may be changed without shareholder approval.

Fund policies and whether they are fundamental or nonfundamental are designated as such when the Fund is created. Generally, the policies are reflective of the laws or styles of the time. Some of the Funds' fundamental investment restrictions that are not required to be fundamental under the 1940 Act were adopted in the past to reflect certain regulatory, business, or industry conditions which are no longer in effect. Further, federal and state laws governing mutual funds have been changed numerous times in the last several years. The NAFV I Prospectus and Statement of Additional Information ("SAI") now contain fundamental investment restrictions that are more restrictive than the current law. This can restrict a Fund's investments and could potentially impair its performance. No Fund intends to change its investment style or the securities or instruments in which it may invest.

As explained above, federal law, in many cases, controls what a mutual fund can purchase. Federal law also specifies which investment policies or restrictions must be fundamental. The policies that are required by law to be fundamental are those concerning fund diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

Borrowing

Under the Funds' current fundamental restrictions, most of the Funds may borrow only under certain circumstances, such as for temporary or emergency purposes. The proposed restriction would permit each Fund to engage in borrowing in a manner and to the full extent permitted under the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

The 1940 Act generally permits the Funds to borrow money under the following circumstances: (1) a Fund may borrow an amount equal to or less than 33 1/3% of its total assets (including the amount borrowed) from banks; or (2) a Fund may borrow an amount equal to or less than 5% of its total assets for temporary or emergency purposes from any person.

Commodities

A commodity is food, metal, or another physical substance that investors buy or sell, usually via futures contracts. Normally, a Fund will not purchase or sell physical commodities, but may acquire physical commodities as a result of the fund's ownership of securities or other instruments. A Fund may also choose to purchase or sell securities or other instruments backed by physical commodities, or options and futures contracts, if it is in accordance with its investment strategy and is allowed by the investment restrictions. The current fundamental investment restrictions are more restrictive than federal law. The purpose of the standardized restriction is to clarify and standardize this investment policy.

Concentration

Except for the Health Sciences and Nasdaq-100(r) Index Funds, the Funds are prohibited from concentrating investments in one industry. For most of the Funds, this means that the Fund cannot invest more than 25% of total assets in the securities of companies engaged primarily in any one industry, other than the U.S. Government, its agencies and instrumentalities. This is more restrictive than current federal law, which does not specify a percentage limitation for this restriction.

Diversification

Each Fund is required to state whether it will have a diversified portfolio or a non-diversified portfolio. All of the Funds in NAFV I are diversified except for Health Sciences, International Government Bond, and the Nasdaq-100(r) Index Fund. A fund that is diversified under the 1940 Act must invest in several different companies and adhere to the federal diversification rule. The diversification rule states that at least 75% of the value of total assets (the "diversified portion") must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities. This is further limited in that with respect to the diversified portion of a Fund's assets, a Fund may not have an amount greater in value than 5% of the value of total assets invested in any one issuer, and not more than 10% of the outstanding voting securities of an issuer. Currently, for eleven of the Funds, the current diversification policy statement applies the 5% and 10% limitations to 100% of the value of the total assets of each Fund, which is more restrictive than the law.

Issuance of Senior Securities

Under the 1940 Act and the Funds' fundamental restriction stated below, the Funds are restricted from issuing senior securities, with certain exceptions. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, a fund uses leverage when it enters into securities transactions without being required to make payment until a later time. Current SEC staff interpretations regarding the 1940 Act allow a fund to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the fund meets certain segregation requirements designed to protect shareholders. In order to ensure that the Funds' restrictions with respect to issuing senior securities are consistent with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Funds may not issue senior securities, except to the extent permitted under the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

If the proposed change is adopted, the following activities will not be considered to be issuing senior securities with respect to the Funds: (i) collateral arrangements in connection with any type of option, future contract, forward contract, or swap; (ii) collateral arrangements in connection with initial and variation margin; or (iii) a pledge, mortgage, or hypothecation of a fund's assets to secure its borrowings.

Loans

Funds may not loan cash, generally, but may occasionally choose to lend portfolio securities or make other lending arrangements as permitted by law or exemptive relief, such as interfund lending. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the loan collateral, or a flat fee, thereby increasing the portfolio yield. The primary purpose of this standardized restriction is to expand the current exceptions to the fundamental investment restriction to include lending arrangements permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

Real Estate

Funds generally do not purchase real estate due to its illiquidity, but may want to invest in a security that is backed by real estate or interests in real estate. The purpose of this proposed standardized investment restriction is to clarify what can be purchased.

Underwriting

Each Fund is currently prohibited from underwriting securities of other issuers. An underwriter brings securities to the market through a selling or distribution agreement. A selling agreement allows the underwriter to buy the securities from a company and then resell the securities to investors. It is proposed that the fundamental restriction be clarified to allow the Funds to underwrite securities to the extent that the Fund may be deemed to be an underwriter under certain federal securities laws.

The current fundamental investment restrictions for the Funds, excerpted from the SAI, are shown in Appendix 2. The standardized fundamental investment restrictions proposed for shareholder approval are shown below.

Proposed Standardized Fundamental Investment Restrictions

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the Statement of Additional Information, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its nonfundamental or operating policies.

Concentration

All Funds except Health Sciences and Nasdaq-100(r) Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

All Funds except Health Sciences, International Government Bond, and the Nasdaq-100(r) Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its nonfundamental or operating policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

VALIC has recommended to the Board that the investment restrictions of the Funds be changed to conform to, but not be more restrictive than, the federal law. VALIC believes that the proposed standardization of the fundamental investment restrictions will give it the flexibility to respond to future changes in the regulatory or investment environment without incurring the costs and delay associated with a shareholder vote. Adoption of the standardized fundamental investment restrictions is not expected to affect the way in which the Funds are managed or the securities or instruments in which the Funds invest.

After careful consideration, and with the advice of outside counsel, the Board has approved the standardization of the fundamental investment restrictions, subject to shareholder approval. By reducing to a minimum those policies that can be changed only with a shareholder vote, the Board believes that VALIC would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Although the proposed changes in fundamental restrictions will allow the portfolio managers greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any of the Funds.

Required Vote

Approval of the proposed standardized fundamental investment restrictions requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund of NAFV I, which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The approval of this Proposal by any Fund is not dependent or conditioned on the approval of any other Fund.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the proposed standardized fundamental investment restrictions.

Proposal 6

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund,

Money Market I Fund, T. Rowe Price Science & Technology Fund, Small Cap Index Fund,

Social Awareness Fund and Stock Index Fund:

To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

Discussion

VALIC, as investment adviser to NAFV I, has overall responsibility for the general management and day-to-day operations of the Funds, but may employ one or more investment sub-advisers to make the investment decisions for a Fund. Management proposes that VALIC, with the approval of the Board, be permitted to enter into, terminate, replace or modify sub-advisory agreements on behalf of the Funds listed above without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

As discussed below, this management arrangement may enable the Funds to operate more efficiently because VALIC would be able to modify sub-advisory arrangements from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve this Proposal, the Board will consider and approve any sub-advisory changes that VALIC proposes in the future to ensure that the changes are in the best interests of the Fund and its shareholders. For these and other reasons discussed below, the Board recommends that shareholders vote FOR the Proposal.

VALIC and NAFV I were issued an exemptive order by the SEC on September 9, 1998 (the "Multi Manager Order") exempting them from certain provisions of the 1940 Act which normally require an adviser to obtain formal shareholder approval prior to engaging and entering into sub-advisory agreements with sub-advisers. The relief is based on the conditions set forth in the Multi Manager Order that, among other things: (i) VALIC will select, monitor, evaluate and allocate assets to the sub-advisers and oversee the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions; (ii) before a Fund advised by VALIC may rely on the Multi Manager Order, the Multi Manager Order must be approved by the shareholders of the Funds operating under the Multi Manager Order; (iii) NAFV I will provide to shareholders certain information about a new sub-adviser; (iv) NAFV I will disclose in its prospectus the existence, substance and effect of the Multi Manager Order; and (v) the Directors, including a majority of the Independent Directors, must approve each sub-advisory agreement in the manner required under the 1940 Act. In addition, the Multi Manager Order does not permit NAFV I to enter into an agreement with a sub-adviser that is an affiliate of VALIC, NAFV I, or a Fund (other than by reason as serving as sub-adviser to the Fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval. Any changes to the New Advisory Agreement between NAFV I and VALIC would still require shareholder approval.

Under the Previous and New Advisory Agreements, VALIC supervises the purchase and sale of Fund investments and oversees each Fund's day-to-day operations. The Previous and New Advisory Agreements expressly permit VALIC to appoint sub-advisers for the purpose of providing investment management services as set forth in the sub-advisory agreement. VALIC is responsible for recommending to the Board the hiring, termination and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement, including the fees. Although VALIC and the Board currently may not appoint a new sub-adviser for the Funds listed above without shareholder approval, they may terminate a sub-advisory agreement or begin the process of selecting a new sub-adviser for the Funds at any time, including prior to the Meeting.

Recommendation

The Board believes that allowing VALIC to negotiate and enter into sub-advisory arrangements for the Funds without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Funds' shareholders and will allow the Funds to operate more efficiently. Currently, in order for VALIC to appoint a sub-adviser or materially modify a sub-advisory agreement with respect to a Fund, NAFV I must hold a special shareholder meeting and solicit votes from the Fund's shareholders. If shareholders approve this management arrangement, in the future, the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and VALIC believe that the appointment would benefit a Fund and its shareholders. Shareholders would receive an information statement concerning the change within 90 days, rather than a proxy statement, and no shareholder meeting would be called. Further, the Board believes that it is appropriate to allow VALIC to negotiate and renegotiate sub-advisory arrangements for the Fund in light of VALIC's significant experience and expertise.

Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected if VALIC selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Directors, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board believes that its review will ensure that VALIC continues to act in the best interest of the Fund and its shareholders.

The Board received materials relating to the proposed arrangement in advance of the meeting at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board, including a majority of the Independent Directors, voted to approve the submission of the proposed arrangement to shareholders of the Funds named above for their approval.

Required Vote

Approval of this Proposal to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of each affected Fund of NAFV I as shown in the Proposal. However, the approval of this Proposal by any Fund is not dependent or conditioned on the approval of any other Fund. As defined in the 1940 Act, the required majority is the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of each affected Fund or (ii) 67% or more of the shares of the affected Fund present at the Meeting if more than 50% of the outstanding shares of the affected Fund are represented at the Meeting in person or by proxy.

The Board recommends that shareholders vote FOR the arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

Proposal 7

T. Rowe Price Science & Technology Fund:

To approve the Investment Sub-Advisory Agreement between VALIC and

T. Rowe Price Associates, Inc. as sub-adviser.

As noted above in Proposal 1, VALIC has overall responsibility for the general management and day-to-day operations of the Funds, but may employ one or more investment sub-advisers to make the investment decisions for a Fund. VALIC has contracted with T. Rowe Price Associates, Inc. ("T. Rowe Price") for the management of the Science & Technology Fund since the inception of this Fund in 1994 (the "Previous T. Rowe Price Agreement").

The consummation of the Merger resulted in the automatic termination of the sub-advisory agreement between VALIC and T. Rowe Price, pursuant to the 1940 Act.

The Interim and New T. Rowe Price Sub-Advisory Agreements

Board Considerations

At a meeting of the Board held on July 16-17, 2001, the Board, including all of the Independent Directors, unanimously approved an interim sub-advisory agreement (the "Interim T. Rowe Price Sub-Advisory Agreement"), pursuant to Rule 15a-4 under the 1940 Act (as discussed more fully in Proposals 1-3), among NAFV I, VALIC, and T. Rowe Price, which became effective as of the Merger.

Pursuant to the terms of the Interim T. Rowe Price Sub-Advisory Agreement, T. Rowe Price is responsible for the management of the investment portfolio of the Science & Technology Fund. The provisions of the Interim T. Rowe Price Sub-Advisory Agreement are substantially the same as those of the Previous T. Rowe Price Agreement, except with respect to the effective date and the term. The terms of the new T. Rowe Price sub-advisory agreement (the "New T. Rowe Price Sub-Advisory Agreement") are the same as the Previous T. Rowe Price Agreement, except with respect to the effective date and the term.

The Board reviewed information regarding the T. Rowe Price investment processes and the sub-advisory fees for the Science & Technology Fund in connection with the Interim T. Rowe Price Sub-Advisory Agreement and the New T. Rowe Price Sub-Advisory Agreement. In connection with its approval of the New T. Rowe Price Sub-Advisory Agreement, the Board considered the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by T. Rowe Price; and the amount and structure of the fees payable under the Interim and New T. Rowe Price Sub-Advisory Agreements. Consequently, the Board, including all Independent Directors, unanimously approved the Interim T. Rowe Price Sub-Advisory Agreement, and unanimously approved, and recommended shareholder approval of, the New T. Rowe Price Sub-Advisory Agreement. The New T. Rowe Price Sub-Advisory Agreement, if approved by shareholders, would take effect immediately upon such approval.

VALIC will pay T. Rowe Price 0.60% on the first $500 million of assets and 0.55% on assets over $500 million as compensation for T. Rowe Price's services to the Science & Technology Fund under the New T. Rowe Price Sub-Advisory Agreement. The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised VALIC domestic equity assets managed by T. Rowe Price. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion. T. Rowe Price sub-advises all or a portion of four Funds for NAFV I. For the fiscal year ended May 31, 2001, VALIC paid T. Rowe Price total sub-advisory fees of $17,344,852.

The Board, including all of the Independent Directors, also considered the terms of the New T. Rowe Price Sub-Advisory Agreement, and determined that the terms of the New T. Rowe Price Sub-Advisory Agreement are fair and reasonable and that the approval of the New T. Rowe Price Sub-Advisory Agreement is necessary and in the best interests of NAFV I, on behalf of the Science & Technology Fund and its shareholders, to ensure the continued receipt of the same quality of services as is currently provided.

Description of the New T. Rowe Price Sub-Advisory Agreement

Under the New T. Rowe Price Sub-Advisory Agreement, T. Rowe Price will provide an investment program for the Science & Technology Fund, and will be responsible for the investment and reinvestment of the Fund's assets. T. Rowe Price will have broad latitude in selecting securities for the Fund, subject to VALIC's oversight. T. Rowe Price may place trades through brokers of its choosing and will take into consideration the quality of the brokers' services and execution, as well as services such as research, providing equipment, or paying any Fund expenses, in setting the amount of commissions paid to any broker. T. Rowe Price shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under the New T. Rowe Price Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of the T. Rowe Price obligations or duties. The New T. Rowe Price Sub-Advisory Agreement provides for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Science & Technology Fund, and (ii) the Independent Directors. The New T. Rowe Price Sub-Advisory Agreement terminates automatically upon its assignment or the termination of the New Advisory Agreement and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice.

Information About T. Rowe Price

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. The firm is one of the nation's leading no-load fund managers, and its affiliates manage over $158.6 billion of assets as of June 30, 2001. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

T. Rowe Price has provided information about its brokerage selection practices, including soft dollars, directed brokerage, and transactions with affiliated brokers. These are important practices to evaluate when deciding to hire or continue a contract with an adviser, and are subject to extensive regulation under the federal securities laws. VALIC reviews these practices and will also evaluate any conflicts of interest inherent in the adviser's policies and practices. Soft dollars: The term "soft dollars" is often used to describe that part of the basic trade commission which exceeds the lowest rate available from other broker-dealers and which is used by the adviser to obtain research and other services from broker-dealers. T. Rowe Price's use of soft dollars is modest by industry standards and historically has amounted to approximately 10-20% of the total commissions available for such purposes. Soft dollars have not been used to offset expenses of any of the Funds. Directed brokerage: A directed brokerage agreement is another form of a soft dollar arrangement, and includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. T. Rowe Price will direct brokerage transactions at a client's request. The Science & Technology Fund has directed T. Rowe Price to participate in directed brokerage arrangements consistent with the requirements of best execution, subject to a limit of 20% of the Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for the Fund indicates that this is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, the Science & Technology Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. Any such transactions will be disclosed in the registration statement for the Fund. Transactions with affiliated brokers: T. Rowe Price does not typically participate in transactions with affiliated brokers. There is no affiliation between T. Rowe Price or any person affiliated with T. Rowe Price or the Fund and any broker-dealer that may execute a transaction for the Fund.

The names, positions, and principal occupations of the principal executive officers of T. Rowe Price are shown below. The principal business address of each individual is 100 East Pratt Street, Baltimore, Maryland 21202. No officer or director of NAFV I is an officer, director, or employee of T. Rowe Price or has any material direct or indirect interest in T. Rowe Price or any other person controlling, controlled by or under common control with T. Rowe Price.

Name	Position with Subadviser	Principal Occupation with T. Rowe Price Group
Edward C. Bernard	Director	Director/Managing Director
James A.C. Kennedy	Director	Director/Managing Director
William T. Reynolds	Director	Director/Managing Director
James S. Riepe	Director	Vice Chairman of the Board
George A. Roche	Director & President	Chairman of the Board
M. David Testa	Director & Chief Investment Officer	Vice Chairman of the Board

T. Rowe Price acts as investment manager for other mutual funds with investment objectives similar to the Science & Technology investment objective. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to T. Rowe Price for its services, are set forth below.
Fund Name	Assets as of July 31, 2001	Fees Paid
North American Funds Science & Technology Fund	$16,658,220	0.60% for the first $500 million 0.55% on assets over $500 million*
T. Rowe Price Science & Technology Fund	$6,692,260,114	0.35% (individual fee) 0.32% (group fee)
Manufacturers Investment Trust -Science & Technology Fund	$858,859,600	0.60% for the first $500 million 0.55% on assets over $500 million*

* The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets managed on behalf of the fund and its affiliated funds. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

Required Vote

Approval of the New T. Rowe Price Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the shares of the Science & Technology Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

The Board unanimously recommends that shareholders of the Science & Technology Fund vote FOR approval of the New T. Rowe Price Sub-Advisory Agreement.

Proposal 8

All Funds:

To elect the following as Directors:

Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner,

Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen.

Background Information

The Board consists of 12 directors, subject to the provisions of the 1940 Act, Maryland law, the NAFV I Articles of Incorporation, as amended, and the NAFV I Bylaws.

If any of the nominees named below shall be unable or unwilling to stand for election, it is the intention of the persons named in the accompanying form of proxy to vote for the election of such other person or persons as shall be determined by the Board in accordance with its judgment. NAFV I, however, has no reason to believe that it will be necessary to designate a substitute nominee.

Nominee Information
Name, Birth Date and Address	Position(s) with NAFV I	Business Experience During the Last Five Years and Other Directorships
Robert P. Condon (1) 12/28/41 2929 Allen Parkway Houston, Texas 77019	Director and President since 2001

President, VALIC (2000-Present); Executive Vice President-Sales and Marketing, American General Retirement Services (1999-Present); Formerly, Executive Vice President, Fidelity Federal Bank (1993-1999). (2)

Dr. Judith L. Craven 10/06/45 3212 Ewing Street Houston, Texas 77004	Director since 1998

Retired Administrator. Director, Compaq Computer Corporation (1992-Present); Director, A.G. Belo Corporation, a media company (1992-Present); Director, Sysco Corporation, a food marketing and distribution company (1996-Present); Director, Luby's, Inc., a restaurant chain (1998-Present); Director, University of Texas Board of Regents (2001-Present). Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (2000-2001); President, United Way of the Texas Gulf Coast, a not for profit organization (1992-1998); Director, Houston Branch of the Federal Reserve Bank of Dallas (1992-2000). (3)(4)

William F. Devin 12/30/38 286 Congress Street Boston, Massachusetts 02210	Director since 2001

Member, Board of Governors, Boston Stock Exchange (1985-Present). Formerly, Executive Vice President, Fidelity Capital Markets, a division of National Financial Services Corporation (1966-1996); Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (October 1997 to May 2001). (3)(4)

Dr. Timothy J. Ebner 07/15/49 321 Church Street SE Minneapolis, Minnesota 55455	Director since 1998

Professor and Head, Department of Neuroscience, and Visscher Chair of Physiology, University of Minnesota (1999-Present). Formerly, Director, Graduate Program in Neuroscience, University of Minnesota (1995-1999); Professor of Neurosurgery, University of Minnesota (1980-1999); Consultant to EMPI Inc. (manufacturer of medical products) (1994-1995); and Medtronic Inc. (manufacturer of medical products) (1997-1998). (3)(4)

Judge Gustavo E. Gonzales, Jr. 07/27/40 2014 Main, Suite 210 Dallas, Texas 75201	Director since 1998

Municipal Court Judge, Dallas, Texas (1995-Present); Formerly, private attorney (litigation) (1980-1995). Formerly, Director, Downtown Dallas YMCA Board (1996-2000) and Dallas Easter Seals Society (1997-2000). (3)(4)

Dr. Norman Hackerman 03/02/12 3 Woodstone Square Austin, Texas 78703	Director since 1984

Chairman - Scientific Advisory Board for The Robert A. Welch Foundation (1983-Present); Director, Electrosource, Inc. (develops, manufactures and markets energy storage products); President Emeritus, Rice University, Houston, Texas (1985-Present). (3)

Peter A. Harbeck (1) 1/23/54 The SunAmerica Center 733 Third Avenue New York, New York 10017-3204	Director since 2001

Director and President and Chief Executive Officer, SAAMCo (August 1995-Present); Director, AIG Asset Management International, Inc. (February 2000-Present); Managing Director, John McStay Investment Counsel, L.P. (June 1999-Present); Director, SunAmerica Capital Services, Inc. (August 1993-Present); Director and President, SunAmerica Fund Services, Inc. (May 1988-Present); President, Director/Trustee, SunAmerica Mutual Funds and Anchor Series Trust (1994-Present).

Dr. John Wm. Lancaster 12/15/23 4624 Braeburn Bellaire, Texas 77401	Director since 1984	Pastor Emeritus and Director of Planned Giving, First Presbyterian Church, Houston, Texas (1997-Present). (3)
Kenneth J. Lavery 12/30/49 286 Congress Street Boston, Massachusetts 02210	Director since 2001	Vice President of Massachusetts Capital Resources Company. Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (October 1997 to May 2001). (3)(4)
Ben H. Love 09/26/30 4407 Eaton Circle Colleyville, Texas 76034	Director since 1991	Retired. Formerly, Director, Mid-American Waste, Inc. (waste products) (1993-1997) and Chief Executive, Boy Scouts of America (1985-1993). (3)(4)
Dr. John E. Maupin, Jr. 10/28/46 1005 DB Todd Building Nashville, Tennessee 37208	Director since 1998

President, Meharry Medical College, Nashville, Tennessee (1994-Present); Nashville Advisory Board Member; Director, Monarch Dental Corporation (1997-Present) and Pinnacle Financial Partners, Inc. (2000-Present). Formerly, Director, LifePoint Hospitals, Inc. (1998-1999). (3)(4)

Dr. F. Robert Paulsen 07/05/22 2801 North Indian Ruins Tucson, Arizona 85715	Director since 1985	Dean and Professor Emeritus, University of Arizona, Tucson, Arizona (1983-Present). (3)

---------------

(1) Interested Director, as defined within the 1940 Act.

(2) A Director or Trustee of 36 investment companies associated with American General for which VALIC serves as the investment adviser.

(3) A Director or Trustee of 37 investment companies associated with American General for which VALIC serves as the investment adviser.

(4) A Director or Trustee of 25 investment companies associated with American General for which an affiliate of VALIC serves as investment adviser.

Board Committees and Meetings

The Board has appointed an Audit Committee and a Nominating Committee. The Nominating Committee currently consists of the following Independent Directors: Mr. Love (Chairman), Dr. Craven, Judge Gonzales and Dr. Hackerman. The Audit Committee currently consists of the following Independent Directors: Dr. Lancaster (Chairman), Dr. Hackerman, Dr. Maupin, Dr. Paulsen and Mr. Love.

Shareholders may submit written recommendations to the Board regarding nominees for director, although the Board expects to be able to identify an ample number of qualified candidates. Any such recommendations will be referred to the Nominating Committee for consideration.

During the fiscal year ended May 31, 2001, the Board met four times at special and regularly scheduled meetings. During the fiscal year ended May 31, 2001, the Audit Committee met two times and the Nominating Committee met two times. During NAFV I's last fiscal year, all incumbent members of the Board attended at least 75% of the aggregate meetings of the Board and its committees on which they serve.

Audit Committee Report

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, a copy of which is attached as Appendix 3 to the Proxy Statement. The Audit Committee's Charter was renewed by the Board on April 17, 2001.

The Audit Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("E&Y"), NAFV I's independent auditors and (b) discussed certain matters required to be discussed by the Statements on Auditing Standards No. 61 with E&Y.

At its meeting held on August 27, 2001, the Audit Committee reviewed and discussed the audit of the NAFV I financial statements with the management of NAFV I and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the NAFV I Annual Report, the Audit Committee would have been notified by NAFV I management or the independent auditors. The Audit Committee received no such notifications. Based on its review and discussions with the independent auditors, the Audit Committee recommended to the Board that the NAFV I audited financial statements for the fiscal year ended May 31, 2001 should be included in the NAFV I Annual Report to shareholders.

Selection of Independent Auditors. The 1940 Act requires that the independent auditors to NAFV I be selected by a majority of the Independent Directors. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of independent auditors for the Funds. At a meeting held on July 16-17, 2001, the Audit Committee recommended, and the Board, including all the Independent Directors, approved the selection of E&Y as independent auditors for NAFV I for the fiscal year ending May 31, 2002.

E&Y has no direct or material indirect financial interest in NAFV I. Representatives of E&Y will be present at the Meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

Audit Fees. For the fiscal year ended May 31, 2001, E&Y billed NAFV I $339,964 for services rendered for the audit of the NAFV I annual financial statements.

Financial Information Systems Design and Implementation. E&Y was not engaged by NAFV I, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to NAFV I, to provide financial information systems design or implementation services.

All Other Fees. The aggregate fees billed for all other services by E&Y and paid by NAFV I, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides services to NAFV I was $909,175, consisting of $65,500 for tax compliance services and $843,675 for audit-related services to the Adviser. Audit related services include fees relating to the audit of the Adviser, the separate entity regulatory audits of the Adviser's subsidiaries, review of SEC registration statements and issuance of a SAS 70 Report (Reports on the Processing of Transactions by Service Organizations). The Audit Committee has considered whether the provision of non-audit services provided by E&Y were compatible with maintaining the independence of E&Y and concluded they were.

Executive Compensation

Members of the Board receive an annual retainer of $24,000, $1,200 for each Board meeting attended in person and $500 for each Board meeting conducted by telephone. Audit Committee and Nominating Committee members receive an additional $1,000 for each non-regular committee meeting attended. Committee chairs receive an additional $500 for each committee meeting chaired. Interested Directors (those who are affiliated with the Funds) and officers of the Funds are not compensated for their service on the Board.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Directors who are not affiliated with VALIC for the fiscal year ending May 31, 2001. Messrs. Devin and Lavery were elected to the Board on October 22, 2001 and thus are not shown in the table below. Interested Directors (Messrs. Condon and Harbeck) are not eligible for compensation or retirement benefits from NAFV I and therefore are not shown below.

Compensation Table

Fiscal Year Ending May 31, 2001
Name of Person, Position	Aggregate Compensation From NAFV I	Pension or Retirement Benefits Accrued As Part of NAFV I Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from NAFV I and Fund Complex Paid To Directors (1)
Dr. Judith L. Craven, Director	$32,683	$ 0	(2)	$53,813
Dr. Timothy J. Ebner, Director	$30,240	$ 0	(2)	$50,575
Judge Gustavo E. Gonzales, Jr., Director	$30,229	$ 0	(2)	$48,995
Dr. Norman Hackerman, Director	$32,997	$41,858	(2)	$54,527
Dr. John Wm. Lancaster, Director	$32,982	$42,000	(2)	$54,490
Ben H. Love, Director	$33,257	$24,825	(2)	$54,895
Dr. John E. Maupin, Jr., Director	$31,691	$ 0	(2)	$51,070
Dr. F. Robert Paulsen, Director	$31,491	$39,205	(2)	$50,670

____________________

(1) Includes all investment companies managed by VALIC.

(2) The total present value of accumulated benefits as of August 31, 2001, under expense assumptions to be used for the fiscal year ending August 31, 2002 for Messrs. Hackerman, Lancaster, Love, and Paulsen is $741,824. All current directors would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of August 31, 2001, are as follows: Messrs. Hackerman, Lancaster, Love, and Paulsen - 10 or greater; Dr. Craven and Messrs. Ebner, Gonzales and Maupin - approximately 3 years.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the "Plan") for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to NAFV I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from NAFV I. NAFV I is responsible for the payment of the retirement benefits as well as all expenses of administration of the Plan. Benefits vested under the Plan are payable for a ten-year period upon retirement based upon the director's years of service and compensation at the time of retirement. Estimated benefits are shown below.

Pension Table -- Estimated Benefits at Normal Retirement

Years of Service At Retirement

	5 Years and Under	6 Years	7 Years	8 Years	9 Years	10 or More Years
Compensation at Retirement
$20,000	$10,000	$12,000	$14,000	$16,000	$18,000	$20,000
$30,000	$15,000	$18,000	$21,000	$24,000	$27,000	$30,000
$40,000	$20,000	$24,000	$28,000	$32,000	$36,000	$40,000
$50,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000
$60,000	$30,000	$36,000	$42,000	$48,000	$54,000	$60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

Executive Officers and Significant Employees

The following table sets forth certain information concerning the executive officers of NAFV I, other than those officers previously named as directors above. The business address of each officer, except for Mr. Guterman, is 2929 Allen Parkway, Houston, Texas 77019. Mr. Guterman's business address is 390 Park Avenue, New York, New York 10022.
Name and Date of Birth	Position(s) with NAFV I	Business Experience During the Last 5 Years
Evelyn M. Curran 06/04/65	Vice President since 2001	Vice President, American General Fund Group (1999-Present). Formerly, Senior Attorney, American General (1997-1999); Senior Attorney, Western National Life Insurance Company (1994-1997).
Nori L. Gabert 08/15/53	Secretary since 2000 and Vice President since 1998

Vice President and Associate General Counsel, SAAMCo (2001-Present); Vice President and Secretary of NAFV I and NAFV II (1997-Present). Formerly, Senior Counsel, American General Financial Group (1997-2001); Of Counsel, Winstead Sechrest & Minick P.C. (1997); Vice President and Associate General Counsel of Van Kampen, Inc. (1981-1996).

Steven Guterman 08/07/53	Vice President and Senior Investment Officer since 1999

Executive Vice President, Head of Institutional Asset Management, American General Investment Management, L.P. ("AGIM") (1998-Present). Formerly, Managing Director and Head of U.S. Fixed Income Portfolio Management, Salomon Brothers Asset Management (1990-1998).

Donna Handel 06/25/66	Vice President and Assistant Treasurer since 2001

Vice President, Anchor Pathway Fund ("APF") and SunAmerica Series Trust ("SAST") (November 2000-Present); Assistant Treasurer, APF and SAST (October 1999-Present); Vice President, SunAmerica (1996-Present); Vice President (since 2000) and Assistant Treasurer, SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. Anchor Series Trust ("AST") and SunAmerica Style Select Series, Inc. (1996-Present); Vice President (since 2000) and Assistant Treasurer, SunAmerica Strategic Investment Series, Inc. and Seasons Series Trust ("Seasons") (1999-Present).

Gregory R. Kingston 01/18/66	Treasurer since 2000 and Assistant Treasurer since 1999	Vice President, Fund Accounting, AGIM (1999-Present). Formerly, Assistant Treasurer, First Investor Management Company (1994-1999).
Todd L. Spillane 12/20/58	Chief Compliance Officer since 2000	Chief Compliance Officer, AGIM (1999-Present). Formerly, Chief Compliance Officer, Nicholas Applegate Capital Management (1994-1999).
Robert M. Zakem 1/26/58	Vice President and Assistant Secretary since 2001

Senior Vice President and General Counsel, SAAMCo, (1993-Present); Vice President, General Counsel and Assistant Secretary, AIG Asset Management International, Inc., (February 2000-Present); Executive Vice President, General Counsel and Director, SunAmerica Capital Services, Inc., (1993-Present); Vice President, General Counsel and Assistant Secretary, SunAmerica Fund Services, Inc., (1994-Present); Vice President, Seasons, SAST and APF, Assistant Secretary, SAST and APF (1993-Present); Assistant Secretary, Seasons (1997-Present).

Required Vote

The election of Directors requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

The Board unanimously recommends that each Fund's shareholders vote FOR the election of all of the Fund's nominees to the Board.

OTHER BUSINESS

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, Nori L. Gabert, Esq. and Gregory R. Kingston will vote on the matters in accordance with their judgment.

ANNUAL REPORTS

The audited Annual Report to Shareholders of NAFV I is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:

  write to:

NAFV I

2929 Allen Parkway

Houston, Texas 77019

  call (800) 813-5065 or (800) 633-8960

  access the Report through the Internet at www.VALIC.com

SHAREHOLDER PROPOSALS

NAFV I is not required to hold annual shareholder meetings. Shareholders who would like to submit Proposals for consideration at future shareholder meetings should send written Proposals to Nori L. Gabert, Esq., Vice President and Secretary of NAFV I, 2929 Allen Parkway, A36-02, Houston, Texas 77019.

VOTING INFORMATION

Proxies are solicited by mail. The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement will be borne by AIG or an affiliate thereof. None of the costs will be borne by a Fund. By voting as soon as possible, we will be able to save the expense of follow-up mailings and calls.

NAFV I shareholders of record at the close of business on Monday, October 22, 2001 ("Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date, as described on the first page of this Proxy Statement. When a matter comes up for vote, VALIC Separate Account A and the separate accounts of the VALIC affiliates will vote all shares in the same proportion as the unit votes actually received.

As of May 31, 2001, VALIC, American General Annuity Insurance Company ("AGA"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	AGA	AGL
Stock Index Fund	93.98%	*	*
MidCap Index Fund	97.33%	*	*
Small Cap Index Fund	99.81%	*	*
International Equities Fund	93.81%	*	*
Core Equity Fund	97.55%	*	*
Growth & Income Fund	91.82%	8.18%	*
Science & Technology Fund	99.95%	*	*
Social Awareness Fund	99.99%	*	*
Asset Allocation Fund	99.94%	*	*
Capital Conservation Fund	100.00%	*	*
Government Securities Fund	82.59%	17.41%	*
International Government Bond Fund	100.00%	*	*
Money Market Fund	84.14%	*	13.51%
Nasdaq-100® Index Fund	96.34%	*	*
Putnam Opportunities Fund	97.63%	*	*
Blue Chip Growth Fund	100.00%	*	*
Health Sciences Fund	100.00%	*	*
Income & Growth Fund	100.00%	*	*
International Growth Fund	100.00%	*	*
Small Cap Fund	100.00%	*	*
Large Cap Growth Fund	100.00%	*	*

To VALIC's knowledge, no person owns a Contract or interests therein entitling them to give voting instructions regarding as much as 5% of the outstanding shares of any Fund. The directors and officers of NAFV I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2001.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to Nori L. Gabert, Esq., 2929 Allen Parkway, A36-02, Houston, Texas 77019. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Proposal.

As of October 22, 2001, as shown on the books of the Funds, shares were issued and outstanding as shown in the chart below:
Fund Name	Shares Outstanding
Asset Allocation Fund	_____________
Capital Conservation Fund	_____________
Government Securities Fund	_____________
Growth & Income Fund	_____________
International Equities Fund	_____________
International Government Bond Fund	_____________
Mid Cap Index Fund	_____________
Money Market I Fund	_____________
Nasdaq-100® Index Fund	_____________
Small Cap Index Fund	_____________
Social Awareness Fund	_____________
Stock Index Fund	_____________
Core Equity Fund	_____________
Income & Growth Fund	_____________
International Growth I Fund	_____________
Large Cap Growth Fund	_____________
Small Cap Fund	_____________
Opportunities Fund	_____________
Blue Chip Growth Fund	_____________
Health Sciences Fund	_____________
Science & Technology Fund	_____________

Legal Proceedings

There are no material legal proceedings to which any of the Funds is a party.

ADJOURNMENT

In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, Nori L. Gabert, Esq. and Gregory R. Kingston may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Ms. Gabert and Mr. Kingston will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such Proposal. They will vote against any such adjournment on behalf of those proxies that have voted against any such Proposal.

Proxy Card

The undersigned, revoking previous proxies, hereby appoint(s) Nori L. Gabert, Esq. and Gregory R. Kingston, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of the North American Funds Variable Product Series I ("NAFV I") to be held in the Meeting Room 1 of The Woodson Tower Building, 2919 Allen Parkway, Houston Texas, on Friday, December 28, 2001, at 10:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the Proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:

  Through the Internet at www.proxyweb.com;

  By touch-tone telephone: call [____________];

  By mail: postage-paid envelope enclosed; or

  In person: Friday, December 28, 2001

Please follow the instructions on the proxy card to vote by telephone or through the internet. If you vote by telephone or through the internet, you do not need to mail the proxy card.

NOTE: If you plan to vote by mail, please sign the proxy card exactly as your name appears on the card. When signing in a fiduciary capacity, such as executor, administrator, director, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person, indicating the person's title.

Date: ________________________, 2001

__________________________________

__________________________________

Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1. For all Funds: To approve the investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and NAFV I with respect to the Funds.

For [ ] Against [ ] Abstain [ ]

2. North American-AG Nasdaq-100(r) Index Fund ("Nasdaq-100(r) Index Fund"): To approve the Investment Sub-Advisory Agreement between VALIC and American General Investment Management, L.P. as sub-adviser.

For [ ] Against [ ] Abstain [ ]

3. Growth & Income Fund, Large Cap Growth Fund and Money Market I Fund: To approve the Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp. as sub-adviser;

For [ ] Against [ ] Abstain [ ]

4. Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Nasdaq-100(r) Index Fund, Small Cap Index Fund, Social Awareness Fund, and Stock Index Fund: To approve the Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp. as sub-adviser;

For [ ] Against [ ] Abstain [ ]

5. For all Funds: To approve amended fundamental investment restrictions to: (a) delete restrictions that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental; and (b) to standardize the language of those restrictions that are still required to be fundamental.

For [ ] Against [ ] Abstain [ ]

6. Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Equities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, T. Rowe Price Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund, and Stock Index Fund: To approve an arrangement to permit VALIC to terminate, replace or add sub-advisers or modify sub-advisory agreements without shareholder approval.

For [ ] Against [ ] Abstain [ ]

7. Science & Technology Fund: To approve the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. as sub-adviser; and

For [ ] Against [ ] Abstain [ ]

8. For all Funds: To elect the following as Directors: Robert P. Condon, Dr. Judith L. Craven, William F. Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Dr. Norman Hackerman, Peter A. Harbeck, Dr. John Wm. Lancaster, Kenneth J. Lavery, Ben H. Love, Dr. John E. Maupin, Jr., and Dr. F. Robert Paulsen.

For [ ] Against [ ] Abstain [ ]

You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.

9. To transact any other business properly brought before the meeting.

For [ ] Against [ ] Abstain [ ]

Appendix 1

Shareholder Approval of the Previous Advisory Contract
Fund Name	Approval Date
Asset Allocation Fund	September 7, 1990
Capital Conservation Fund	September 7, 1990
Government Securities Fund	September 7, 1990
Growth & Income Fund	May 10, 1994
International Equities Fund	September 7, 1990
International Government Bond Fund	September 15, 1992
Mid Cap Index Fund	April 28, 1992
Money Market I Fund	September 7, 1990
Nasdaq-100® Index Fund	October 1, 2000
Small Cap Index Fund	September 15, 1992
Social Awareness Fund	September 7, 1990
Stock Index Fund	April 28, 1992
Core Equity Fund	May 10, 1994
Income & Growth Fund	March 6, 2001
International Growth I Fund	March 6, 2001
Large Cap Growth Fund	March 6, 2001
Small Cap Fund	March 6, 2001
Opportunities Fund	October 1, 2000
Blue Chip Growth Fund	November 1, 2000
Health Sciences Fund	November 1, 2000
Science & Technology Fund	May 10, 1994

Appendix 2

Current Fundamental Investment Restrictions

Asset Allocation Fund

Capital Conservation Fund

Government Securities Fund

Growth & Income Fund

International Equities Fund

International Government Bond Fund

Mid Cap Index Fund

Money Market I Fund

Small Cap Index Fund

Social Awareness Fund

Stock Index Fund

Each Fund may not:

  Except for International Government Bond Fund, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, NAFV I will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

  Issue senior securities except in connection with investments in options and futures contracts; or borrow money except as a temporary measure for extraordinary or emergency purposes (such as to meet redemption requests which might otherwise require the disadvantageous sale of portfolio securities) and then not in excess of 5% of the Fund's total assets. No Fund may mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings made under this restriction.

  Acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of (the value of) the Fund's assets in the securities of other investment companies (5% in the case of each such other company). Additionally, investment company securities will only be purchased on the open market or from brokers or dealers receiving customary commissions.

  Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

  Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

  Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer.

  Effect short sales of securities or purchase securities on margin, except in connection with investments in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

  Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

  Purchase or sell commodities (except in connection with investments in options and futures contracts) or invest in oil, gas or mineral exploration programs.

  Make loans to other persons, except that a Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of the Fund's total assets.

  (Money Market I Fund Only) Purchase any security which matures more than 13 months from the date of purchase.

  (Money Market I Fund Only) Purchase or sell commodity contracts.

  (Money Market I Fund Only) Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

  (Money Market I Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry, except investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

  (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Stock Index Fund, International Equities Fund, Mid Cap Index Fund, Small Cap Index Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

  (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Government Bond Fund, Social Awareness, Stock Index Fund, International Equities Fund, Mid Cap Index Fund and Small Cap Index Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

  (Social Awareness Fund Only) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

  (International Government Bond Fund Only) With respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of its total assets, invest more than 25% of its total assets in the securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (International Government Bond Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

Core Equity Fund

Science & Technology Fund

Each Fund may not:

  Borrow money except that the Funds may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds' investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Funds' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks or other persons to the extent permitted by applicable law.

  Purchase the securities of any issuer, if, as a result, more than 25% of the value of the Funds' total assets would be invested in the securities of issuers having their principal business activities in the same industry.

  Make loans, although the Funds may (i) lend portfolio securities; provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Funds' total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

  Purchase a security if, as a result, with respect to 75% of the Funds' total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of any issuer would be held by the Funds, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

  Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon. The Funds do not consider forward foreign currency contracts or hybrid investments to be commodities.

  Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Issue senior securities except in compliance with the 1940 Act.

  Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Blue Chip Growth Fund

Health Sciences Fund (fundamental restrictions 4 through 9 only)

Income & Growth Fund

International Growth I Fund

Large Cap Growth Fund

Nasdaq-100(r) Index Fund (fundamental restrictions 4 through 9 only)

Opportunities Fund

Small Cap Fund

Each Fund may not:

  Concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

  With respect to 75% of its total assets, or as allowed by federal law, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its political subdivisions.

  With respect to 75% of its total assets, or as allowed by federal law, acquire more than 10% of the voting securities of any issuer.

  Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets.

  Act as an underwriter of securities issued by others, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

  Issue any security which may be senior to a Fund's shares, except as permitted under the 1940 Act and except to the extent that the activities permitted by a Fund's other investment restrictions may be deemed to give rise to a senior security.

  Lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  Invest in physical commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices) options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which are backed by physical commodities or which invest in physical commodities or such instruments.

  Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. A Fund may also invest in readily marketable interests in real estate investment trusts.

Appendix 3

CHARTER OF THE AUDIT COMMITTEE

North American Funds Variable Product Series I

North American Funds Variable Product Series II

USLIFE Income Fund, Inc.

MEMBERSHIP

The Board of Trustees/Directors, acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than ten (10) members, each of whom shall be a trustee/director who is not an interested person (as defined by the Investment Company Act of 1940). No member will have a relationship with any American General registered investment company, American General Corporation, or any affiliates that, in the opinion of the Board of Trustees/Directors, would interfere with the exercise of independent judgment as a committee member. The chairman of the committee shall be elected by a majority of the full Board of Trustees/Directors at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman's death, resignation or removal. Each member of the committee shall be financially literate, or shall undertake to become financially literate within a reasonable period of time after being elected to the committee, and at least one member shall have accounting or related financial management expertise, as these qualifications are determined in the opinion of the Board of Trustees/Directors.

PROCESS

The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of a registered investment company's outside auditors. The committee shall maintain a record of its proceedings and shall report to the Board of Trustees/Directors a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate.

RESPONSIBILITIES

The audit committee shall have the following powers and duties:

(a) subject to confirmation by the Board of Trustees/Directors, to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

(b) to make clear to the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees/Directors and the audit committee;

(c) to review at regular intervals audit arrangements for each registered investment company and the reports to be rendered;

(d) to review in advance the plan and scope of the audit of each registered investment company to be performed by the outside auditors and the related estimate of fees, and to recommend such audit plan, scope, and fee estimate for board approval;

(e) to review non-audit services and fees of each registered investment company's outside auditors, giving appropriate consideration to the possible effect on the auditors' independence of each non-audit service provided;

(f) to ensure that the outside auditors submit to the committee at least annually a formal written statement delineating all relationships between the outside auditors and each registered investment company and American General Corporation and its affiliates, and to review with the outside auditors any disclosed relationships or services that may impact the objectivity and independence of the outside auditors for the purpose of recommending, as necessary, that the Board of Trustees/Directors take appropriate action to satisfy itself of the outside auditors' independence;

(g) to review periodically with each registered investment company's outside auditors the accounting principles and policies of each registered investment company, including any matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended or supplemented;

(h) to review periodically with each registered investment company's management, internal auditors, and independent auditors the adequacy and effectiveness of accounting and financial controls, including the investment company's system to monitor and manage business risk, and legal and ethical compliance programs, including compliance with the Investment Company Act of 1940 and qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as the committee or the Board of Trustees/Directors may determine to be necessary or desirable;

(i) to review periodically the coordination between each registered investment company's outside auditors and each registered investment company's internal audit staff, and to review with each registered investment company's outside auditors, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations;

(j) to review and discuss with management each registered investment company's audited financial statements;

(k) to recommend to the Board of Trustees/Directors that the audited financial statements presented to the audit committee be included in each registered investment company's annual report;

(l) to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee's responsibilities, including accounting or audit matters, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each registered investment company and its shareholders;

(m) to confer with and direct the officers of each registered investment company to the extent necessary to exercise the committee's powers and to carry out its duties;

(n) to meet with representatives of the outside auditors of each registered investment company and/or the internal audit staff of each registered investment company in the absence of management, whenever the committee deems such to be appropriate; and

(o) to perform such additional duties as may be assigned to the committee by the Board of Trustees/Directors.